UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 17, 2006
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of Company as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976-3622
(Address of principal executive offices)

(215) 488-9300
(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 17, 2006, Discovery Laboratories, Inc. (the “Company”) entered into a Committed Equity Financing Facility (the “2006 CEFF”) with Kingsbridge Capital Limited (“Kingsbridge”) by way of a Common Stock Purchase Agreement (the “Purchase Agreement”). The Company previously entered into a CEFF with Kingsbridge on July 8, 2004 (the “2004 CEFF”).

Pursuant to the 2006 CEFF, Kingsbridge has committed to finance up to $50 million of capital to support the Company’s corporate, research and development activities. Subject to certain limitations, from time to time, the Company can require Kingsbridge to purchase up to an aggregate of 11,677,047 newly-issued shares of the Company’s Common Stock, par value $.001 per share, at a price that is between 90% and 94% of the volume weighted average price on each trading day during one or more eight trading day, forward-looking pricing periods. The maximum amount the Company may draw down in any pricing period is the lesser of 2.5% of the Company’s market capitalization immediately prior to the commencement of the pricing period or $10 million. The minimum purchase price at which Common Stock may be sold in any pricing period, before applying the appropriate discount, is the greater of $2.00 or 85% of the closing price on the trading day immediately preceding the commencement of a pricing period. There must be at least three trading days between pricing periods. The maximum number of shares the Company may sell under the Purchase Agreement is 11,677,047 shares of Common Stock, which together with the 490,000 shares of Common Stock issuable upon exercise of the Warrant is less than the maximum number of shares the Company may sell to Kingsbridge without approval of the Company’s stockholders under the applicable listing rules of the Nasdaq Stock Market. This cap on the number of shares issuable under the Purchase Agreement may limit the aggregate proceeds the Company is able to obtain under the 2006 CEFF.

In connection with the 2006 CEFF, the Company issued to Kingsbridge a Class C Investor Warrant (the “Warrant”) to purchase up to 490,000 shares of Common Stock with an exercise price of $5.6186 per share. The Warrant is exercisable for a five year period beginning October 17, 2006. The Warrant must be exercised for cash, except in limited circumstances.

The Company is not obligated to utilize any of the $50 million available under the 2006 CEFF and there are no minimum commitment or minimum use penalties. If, however, the Company does not draw down at least $2 million in each of two consecutive 12-month periods, Kingsbridge has the right to terminate the 2006 CEFF at the end of the 24th month of the term. The 2006 CEFF does not contain any restrictions on the Company’s operating activities, automatic pricing resets or minimum market volume restrictions. The 2006 CEFF does not limit the Company’s ability to offer, sell and/or issue securities of any kind, except that the Company is restricted from issuing “future-priced securities”, which are defined to include securities of any type where the purchase, conversion or exchange price is determined using any floating discount or post-issuance adjustable discount to the market price of the Company’s Common Stock. During the term of the 2006 CEFF, Kingsbridge is restricted from entering into or executing any “short sale” (as such term is defined in Rule 200 of Regulation SHO, or any successor regulation, promulgated by the SEC) of the Common Stock.

In connection with the 2006 CEFF, the Company entered into a Registration Rights Agreement with Kingsbridge, whereby the Company agreed to file a registration statement with the SEC with respect to the resale of the shares issuable pursuant to the Purchase Agreement, the Registration Rights Agreement and underlying the Warrant. Under the Registration Rights Agreement, the Company has the right to pay certain amounts that may become owing to Kingsbridge thereunder in Common Stock. The issuance of any such Common Stock will reduce the number of shares of Common Stock issuable under the 2006 CEFF. The Purchase Agreement provides that upon the effective date of such registration statement, the Common Stock Purchase Agreement, dated July 7, 2004, between the Company and Kingsbridge will terminate. The Registration Rights Agreement, dated July 7, 2004, between the Company and Kingsbridge and the Class B Investor Warrant issued to Kingsbridge in connection with the 2004 CEFF will remain in full force and effect.

The Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, in connection with obtaining Kingsbridge’s commitment under the 2006 CEFF, and for the issuance of the Warrant in consideration of such commitment.

Copies of the Warrant, the Purchase Agreement and the Registration Rights Agreement are attached as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the terms of these agreements does not purport to be complete, and is qualified in its entirety by reference to such exhibits.

On April 19, 2006 the Company issued a press release announcing the entry into the 2006 CEFF. The full text of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

Item 1.02. Termination of a Material Definitive Agreement

The Common Stock Purchase Agreement, dated July 7, 2004, between the Company and Kingsbridge will terminate on the effective date of the registration statement to be filed by the Company in connection with the 2006 CEFF. Such agreement originally committed Kingsbridge to finance up to $75 million through the purchase of shares of the Company’s Common Stock.

The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 3.02. Unregistered Sales of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

4.1	Class C Investor Warrant, dated as of April 17, 2006, by and between Kingsbridge Capital and the Company

10.1	Common Stock Purchase Agreement, dated as of April 17, 2006, by and between Kingsbridge Capital and the Company

10.2	Registration Rights Agreement, dated as of April 17, 2006, by and between Kingsbridge Capital and the Company

99.1	Press Release dated April 19, 2006

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

Date: April 21, 2006	By:	/s/ Robert J. Capetola
Robert J. Capetola, Ph.D.
President and Chief Executive Officer